Exhibit 10.1

Sublessor's Brokerage Firm Harvest Realty Development Inc License No. 01964500 is the broker of (check one): the Sublessor; or both the Sublessee and Sublessor (dual agent). the Sublessor's Agent (salesperson or broker associate); or Sublessor's Agent Qunsen Wang License No. 02144840 is (check one): both the Sublessee's Agent and the Sublessor's Agent (dual agent). Sublessee's Brokerage Firm License No. is the broker of (check one): (dual agent). SUBLEASE FOR MULTIPLE TENANTS To be used if there will be one or more sublessees sharing the space with each other and/or the lessee, whether or not the space (Premises) is a single tenant building or is located in a multi - tenant building. If the entire space (Premises) will be subleased by a single sublessee, whether or not the space (Premises) is a single tenant building or is located in a multi - tenant building, use the Sublease for a Single Sublessee. 1. Basic Provisions ("Basic Provisions"). 1. Parties. This Sublease (" Sublease "), dated for reference purposes only April 2,2026 , is made by and between iPower Inc.,a Nevada Corporation (" Sublessor ") and Dezheng Logistics Inc., a California Corporation (" Sublessee "), (collectively the " Parties ", or individually a " Party "). 1.2(a) Premises : That certain portion of the Project (as deﬁned below), commonly known as (street address, unit/suite, city, state) 8798 9th Street, Rancho Cucamonga, CA91730 (" Premises "). The Premises are located in the County of San Bernardino and consist of approximately 85,000 square feet. In addition to Sublessee's rights to use and occupy the Premises as hereinafter speciﬁed, Sublessee shall have nonexclusive rights to the Common Areas (as deﬁned below) as hereinafter speciﬁed, but shall not have any rights to the roof, the exterior walls, or the utility raceways of the building containing the Premises (" Building ") or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the " Project ." 1.2(b) Parking : 25 unreserved and - reserved vehicle parking spaces. 3. Term : - years and Twenty Five (25) months commencing May 1,2026 (" Commencement Date ") and ending May 31,2028 (" Expiration Date "). 4. Early Possession : If the Premises are available Sublessee may have non - exclusive possession of the Premises commencing (" Early Possession Date "). 5. Base Rent : $62,500.00 per month (" Base Rent "), payable on the first (1st) day of each month commencing May 1,2026 . If this box is checked, there are provisions in this Sublease for the Base Rent to be adjusted. 6. Sublessee's Share of Operating Expenses : - percent ( - %) (" Sublessee's Share "). In the event that that size of the Premises and/or the Project are modiﬁed during the term of this Sublease, Sublessor shall recalculate Sublessee's Share to reﬂect such modiﬁcation. 7. Base Rent and Other Monies Paid Upon Execution : (a) Base Rent: $62,500.00 for the period May 1,2026 - May 31,2026 . (See Addendum) (b) Security Deposit: $338,130.00 (" Security Deposit "). (See Addendum) (c) Other: - for - . (d) Total Due Upon Execution of this Sublease: $400,630.00 . 8. Agreed Use : The Premises shall be used and occupied only for Third - Party Logistics company and for no other purposes. 9. Real Estate Brokers. (a) Representation. Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, conﬁrms and consents to the following agency relationships in this Lease with the following real estate brokers (" Broker(s) ") and/or their agents ("Agent(s)"): the Sublessee; or both the Sublessee and Sublessor Sublessee's Agent License No . is (check one) : the Sublessee's Agent (salesperson or broker associate) ; or both the Sublessee's Agent and the Sublessor's Agent (dual agent) . (b) Payment to Brokers : Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of - or 2 . 5 % of the total Base Rent) for the brokerage services rendered by the Brokers . 10. Guarantor . The obligations of the Sublessee under this Sublease shall be guaranteed by Dezheng Logistics Inc (" Guarantor "). 11. Attachments . Attached hereto are the following, all of which constitute a part of this Sublease: an Addendum consisting of Paragraphs 14 through 31 ; a plot plan depicting the Premises and/or Project; (Site/Floor Plan) a current set of the Rules and Regulations; Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A INITIALS © 2019 AIR CRE. All Rights Reserved. SBMT - 8.03, Revised 10 - 22 - 2020 INITIALS Last Edited: 4/3/2026 12:19 PM Page 1 of 7

Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A a Work Letter; a copy of the Master Lease and any and all amendments to such lease (collectively the " Master Lease "); other (specify): Agency Disclosure . 2. Premises. 1. Letting . Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be diﬀerent. Note: Sublessee is advised to verify the actual size prior to executing this Sublease. 2. Condition . Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever ﬁrst occurs (" Start Date "), and warrants that the existing electrical, plumbing, ﬁre sprinkler, lighting, heating, ventilating and air conditioning systems (" HVAC "), and any items which the Sublessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non - compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with speciﬁcity the nature and extent of such non - compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non - compliance, malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense. 3. Compliance . Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances (" Applicable Requirements ") in eﬀect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modiﬁcations which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. NOTE: Sublessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with speciﬁcity the nature and extent of such non - compliance, rectify the same. 4. Acknowledgements . Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and ﬁre sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease the Premises and pay the Rent stated herein, and (f) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the ﬁnancial capability and/or suitability of all proposed tenants. 5. Americans with Disabilities Act . In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modiﬁcations or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modiﬁcations, construction or improvements shall be made at: Sublessor's expense Sublessee's expense. 6. Vehicle Parking . Sublessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces speciﬁed in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time for parking. Sublessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full - size passenger automobiles or pickup trucks, herein called " Permitted Size Vehicles ." Sublessor may regulate the loading and unloading of vehicles by adopting Rules and Regulations as provided in Paragraph 2.9. No vehicles other than Permitted Size Vehicles may be parked in the Common Area without the prior written permission of Sublessor. (a) Sublessee shall not permit or allow any vehicles that belong to or are controlled by Sublessee or Sublessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Sublessor for such activities. (b) Sublessee shall not service or store any vehicles in the Common Areas. (c) If Sublessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Sublessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Sublessee, which cost shall be immediately payable upon demand by Sublessor. 7. Common Areas - Deﬁnition . The term " Common Areas " is deﬁned as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Premises that are provided and designated by the Sublessor from time to time for the general nonexclusive use of Sublessor, Sublessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roofs, roadways, walkways, driveways and landscaped areas. 8. Common Areas - Sublessee's Rights . Sublessor grants to Sublessee, for the beneﬁt of Sublessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Sublease, the nonexclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Sublessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Sublessor or Sublessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Sublessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Sublessee, which cost shall be immediately payable upon demand by Sublessor. 9. Common Areas - Rules and Regulations . Sublessor or such other person(s) as Sublessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations (" Rules and Regulations ") for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. Sublessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Sublessor shall not be responsible to Sublessee for the noncompliance with said Rules and Regulations by other tenants of the Project. INITIALS © 2019 AIR CRE. All Rights Reserved. SBMT - 8.03, Revised 10 - 22 - 2020 INITIALS Last Edited: 4/3/2026 12:19 PM Page 2 of 7

Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A 2.10 Common Areas - Changes . Sublessor shall have the right, in Sublessor's sole discretion, from time to time: (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traﬃc, landscaped areas, walkways and utility raceways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To add additional buildings and improvements to the Common Areas; (d) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and (e) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Sublessor may, in the exercise of sound business judgment, deem to be appropriate. 3. Possession. 1. Early Possession . Any provision herein granting Sublessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non - exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in eﬀect during such period. Any such Early Possession shall not aﬀect the Expiration Date. 2. Delay in Commencement . Sublessor agrees to use its best commercially reasonable eﬀorts to deliver possession of the Premises by the Commencement Date. If, despite said eﬀorts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modiﬁed by Paragraph 6.3 of this Sublease). 3. Sublessee Compliance . Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisﬁed. 4. Rent and Other Charges. (See Addendum) 1. Rent Deﬁned . All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent (" Rent "). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing. 2. Common Area Operating Expenses . Sublessee shall pay to Sublessor during the term hereof, in addition to the Base Rent, Sublessee's Share of all Common Area Operating Expenses, as hereinafter deﬁned, during each calendar year of the term of this Sublease, in accordance with the following provisions: (a) " Common Area Operating Expenses " are deﬁned, for purposes of this Sublease, as those costs incurred by Sublessor relating to the operation of the Project, which are included in the following list: (i) Costs related to the operation, repair and maintenance, in neat, clean, good order and condition, but not the replacement of the following : (aa) The Common Areas and Common Area improvements, including parking areas, loading and unloading areas, trash areas, roadways, parkways, walkways, driveways, landscaped areas, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, roofs, and roof drainage systems. (bb) Exterior signs and any tenant directories. (cc) Any ﬁre sprinkler systems . (ii) The cost of water, gas, electricity and telephone to service the Common Areas and any utilities not separately metered . (iii) The cost of trash disposal, pest control services, property management, security services, and the costs of any environmental inspections. (iv) Reserves set aside for maintenance and repair of Common Areas . (v) Real Property Taxes. (vi) Insurance premiums . (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas. (b) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Sublessor to either have said improvements or facilities or to provide those services unless Sublessor already provides the services, or Sublessor has agreed elsewhere in this Sublease to provide the same or some of them . (c) Sublessee's Share of Common Area Operating Expenses is payable monthly on the same day as the Base Rent is due hereunder. The amount of such payments shall be based on Sublessor's estimate of the Common Area Operating Expenses. Within 60 days after written request (but not more than once each year) Sublessor shall deliver to Sublessee a reasonably detailed statement showing Sublessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Sublessee's payments under this Paragraph 4.2(c) during the preceding year exceed Sublessee's Share as indicated on such statement, Sublessor shall credit the amount of such overpayment against Sublessee's Share of Common Area Operating Expenses next becoming due. If Sublessee's payments under this Paragraph 4.2(c) during the preceding year were less than Sublessee's Share as indicated on such statement, Sublessee shall pay to Sublessor the amount of the deﬁciency within 10 days after delivery by Sublessor to Sublessee of the statement . 1. Utilities . Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2, if at any time in Sublessor's sole judgment, Sublessor determines that Sublessee is using a disproportionate amount of water, electricity or other commonly metered utilities, or that Sublessee is generating such a large volume of trash as to require an increase in the size of the dumpster and/or an increase in the number of times per month that the dumpster is emptied, then Sublessor may increase Sublessee's Base Rent by an amount equal to such increased costs. 5. Security Deposit . The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modiﬁed by Paragraph 6.3 of this Sublease). 6. Master Lease. 1. Sublessor is the lessee of the Premises by virtue of the " Master Lease ", wherein 9TH&VINEYARD,LLC, a Delaware Limited liability company, for reference only, not a party to this Sublease is the lessor, hereinafter the " Master Lessor ". 2. This Sublease is and shall be at all times subject and subordinate to the Master Lease. INITIALS © 2019 AIR CRE. All Rights Reserved. SBMT - 8.03, Revised 10 - 22 - 2020 INITIALS Last Edited: 4/3/2026 12:19 PM Page 3 of 7

Docusign Envelope ID: 1643C476-A080-8CBA-802C-1B598B92CA0A

6.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

6.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: ___________ .

6.5 The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessee's Assumed Obligations**". The obligations that sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessor's Remaining Obligations**".

6.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

6.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

6.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

7. Assignment of Sublease and Default.

7.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

~~7.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.~~

7.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

7.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

~~**8. Consent of Master Lessor.**~~

~~8.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.~~

~~8.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties, then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.~~

~~8.3 In the event that Master Lessor does give such consent then:~~

~~(a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.~~

~~(b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.~~

~~(c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.~~

~~(d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.~~

~~(e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.~~

~~(f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.~~

~~8.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.~~

~~8.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.~~

~~8.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default if Sublessee does so within the same number of days set forth in the notice of default given to Sublessor. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.~~

9. Additional Brokers Commissions.

9.1 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

~~9.2 If a separate brokerage fee agreement is attached then Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to~~

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© 2019 AIR CRE. All Rights Reserved. Last Edited: 4/3/2026 12:19 PM
SBMT-8.03, Revised 10-22-2020 Page 4 of 7

Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule attached to such brokerage fee agreement . 3. Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow. 4. Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 9. Broker shall be deemed to be a third - party beneﬁciary of this paragraph 9 . 10. Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, ﬁrm, broker, agent or ﬁnder (other than the Brokers and Agents, if any) in connection with this Sublease, and that no one other than said named Brokers and Agents is entitled to any commission or ﬁnder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, ﬁnder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto. 11. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter deﬁned) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, " Prevailing Party " shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation). 12. No Prior or Other Agreements; Broker Disclaimer. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be eﬀective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and ﬁnancial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modiﬁcation hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker. Signatures to this Sublease accomplished by means of electronic signature or similar technology shall be legal and binding. 13. Accessibility; Americans with Disabilities Act. (a) The Premises: have not undergone an inspection by a Certiﬁed Access Specialist (CASp). Note: A Certiﬁed Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction - related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction - related accessibility standards within the premises. have undergone an inspection by a Certiﬁed Access Specialist (CASp) and it was determined that the Premises met all applicable construction - related accessibility standards pursuant to California Civil Code Α 55 . 51 et seq . Lessee acknowledges that it received a copy of the inspection report at least 4 8 hours prior to executing this Lease and agrees to keep such report conﬁdential . have undergone an inspection by a Certiﬁed Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction - related accessibility standards pursuant to California Civil Code Α 55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report conﬁdential except as necessary to complete repairs and corrections of violations of construction related accessibility standards. In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certiﬁcate to Lessee within 7 days of the execution of this Lease. (b) Since compliance with the Americans with Disabilities Act (ADA) or other state and local accessibility statutes are dependent upon Lessee's speciﬁc use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modiﬁcations or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modiﬁcations and/or additions at Lessee's expense. ATTENTION : NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO: 1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE. 2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE. WARNING : IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED. Executed At: Executed At: INITIALS © 2019 AIR CRE. All Rights Reserved. SBMT - 8.03, Revised 10 - 22 - 2020 INITIALS Last Edited: 4/3/2026 12:19 PM Page 5 of 7

Docusign Envelope ID: 1643C476-A080-8CBA-802C-1B598B92CA0A

On: 2026/4/4

By Sublessor:
iPower Inc.,a Nevada Corporation

Signed by:

By: ______________________

Name Printed: E472F7366550C45E... Chenglong Tan

Title: CEO

Phone: (866) 558-2976

Fax: ______

Email: law.t@meetipower.com

By: ______________________

Name Printed: ______

Title: ______

Phone: ______

Fax: ______

Email: ______

Address: ______

Federal ID No.: ______

On: 2026/4/4

By Sublessee:
Dezheng Logistics Inc., a California Corporation

签署人：

By: ______________________ A3413E40C576449...

Name Printed: Sixiao Liang

Title: CEO

Phone: ______

Fax: ______

Email: lance@dezhengguoji.com

By: ______________________

Name Printed: ______

Title: ______

Phone: ______

Fax: ______

Email: ______

Address: ______

Federal ID No.: ______

BROKER
Harvest Realty Development Inc

Attn: Qunsen Wang

Title: VP of Sales

DocuSigned by: 2026/4/4 B7412E2999154CC...

Address: 50 N Hill Ave,#301, Pasadena, CA91106

Phone: ______

Fax: ______

Email: ______

Federal ID No.: ______

Broker DRE License #: 01964500

Agent DRE License #: 02144840

BROKER
______

Attn: ______

Title: ______

Address: ______

Phone: ______

Fax: ______

Email: ______

Federal ID No.: ______

Broker DRE License #: ______

Agent DRE License #: ______

Consent to the above Sublease is hereby given.

Executed At: ______

Executed On: ______

By Master Lessor:
9TH&VINEYARD,LLC, a Delaware Limited liability company, for reference only, not a party to this Sublease

By: ______________________

Name Printed: ______

Title: ______

Phone: ______

Fax: ______

Email: ______

By: ______________________

Name Printed: ______

Title: ______

Initial

INITIALS

Executed At: ______

Executed On: ______

By Guarantor:
______

By: ______________________

Name Printed: ______

Title: ______

Address: ______

By: ______________________

Name Printed: ______

Title: ______

Address: ______

缩写签名

INITIALS

© 2019 AIR CRE. All Rights Reserved.
SBMT-8.03, Revised 10-22-2020
Last Edited: 4/3/2026 12:19 PM
Page 6 of 7

Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A Phone: Fax: Email: Address: Federal ID No.: AIR CRE * https://www.aircre.com * 213 - 687 - 8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. INITIALS © 2019 AIR CRE. All Rights Reserved. SBMT - 8.03, Revised 10 - 22 - 2020 INITIALS Last Edited: 4/3/2026 12:19 PM Page 7 of 7

ADDENDUM TO SUBLEASE Date: April 2,2026 By and Between Sublessor: iPower Inc.,a Nevada Corporation Sublessee: Dezheng Logistics Inc., a California Corporation Property Address: 8798 9th Street, Rancho Cucamonga, CA91730 (street address, city, state, zip) Paragraph: 14 - 31 In the event of any conﬂict between the provisions of this Addendum and the printed provisions of the Sublease, this Addendum shall control. AIR CRE * https://www.aircre.com * 213 - 687 - 8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. (a) Base Rent Schedule: 50,000 sq.ft x $1.25=$62,500 per month, May 1,2026 to June 30,2026 85,000 sq.ft x $1.25=$106,250 per month, July 1,2026 to April 30,2027 85,000 sq.ft x $1.287=$109,395 per month, May 1,2027 to April 30,2028 85,000 sq.ft x $1.326=$112,710 per month, May 1, 2028 to May 31,2028 (b) Usage: Limited to 50,000 sq.ft, Dock#1 to Dock#5 from May 1,2026 to June 30,2026 Adjust to 85,000 sq.ft, Dock#1 to Dock#8from July 1,2026 to May 31,2028. Dock#9 shall be shared. 15. Security Deposit: 85,000 sq.ft x $1.326 x 3=$338,130. 16. Sublease Term: Twenty Five (25) Months. 17. Base Rent Annual Increase: The rent shall increase annually by three (3%) percents. 18. Early occupancy: Upon full execution of sublease agreement, receiving the first month's rent, security deposit, and certificate of liability insurance from the sublessee along with sublessor to vacate the space within 30 days after sign the sublease agreement. Sublessor shall grand Sublessee early occupancy of any part of assigned space at sublessor's discretion without base rent charge, all other lease terms remain in effective. 19. Dock and Yard: Sublessee shall obtain the exclusive right to use Dock#1 to Dock#8 and Ground door#1; Sublessor shall obtain the exclusive right to use Dock#10 and Ground door#2; Dock#9 shall be shared. 20. Base Rent: Included property taxes, master lessor and sublessor insurance, common area costs, management fee, association fee, security camera, alarm; all other utilities/fees excluded such as water, electric, trash, internet, fire extinguisher, fire alarm and/or fire inspection. 21. Racking, fence, and Facility Usage: Sublessee shall have the right to use existing racking, racking shall remain sublessor’s property,. Sublessee shall vacate the racking by May 15th, 2028. Sublessor may sell or remove racking 15 days prior to the end of the lease (May 15th, 2028). Sublessor can provide details of the existing lift equipment and chargers lease general terms at sublessor’s discretion, sublessee can buy out or transfer equipment lease subject to mutual agreement between related parties. Sublessee will be responsible comply racking to meet up - to - date standard to city, Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A INITIALS © 2019 AIR CRE. All Rights Reserved. ASL - 1.00, Revised 10 - 22 - 2020 INITIALS Last Edited: 4/3/2026 12:19 PM Page 1 of 4

regional, and state regulations and law. Sublessee will be responsible to assign licensed constructor for any adjust, restore, remove, or install racking and make sure comply with regulations and law upon sublessor's written agreement. Any removal material from current racking remains as sublessor’s property and under sublessor’s solo right of disposal. Sublessee shall maintain and insure the racking system. Any damage shall be repaired or replaced at Sublessee's expense. 22. Condition of Premises: Sublessor will deliver the premises broom clean, “as - is” condition, based on the AIR Sublease - Multiple tenant agreement. 23. Hours Access: Sublessee shall reserve the rights to access 24/7 during the sublease term, upon no default on rent payment and no breach of default. Subject to compliance with: city of Rancho Cucamonga regulations; noise regulations; applicable government laws. 24. No Further Subletting/ No Further Assignment: Sublessee shall not assign this agreement or sublease, sub - sublease, license, share, advertise for rent, or otherwise permit the use or occupancy of the Premises, in whole or in part, by any third party, including but not limited to individuals, companies, partnerships, or other organizations. Any violation of this provision shall be deemed a material breach of this Sublease Agreement, which shall result in a penalty equal to the remaining rent of this agreement. 25. Dual Agency Disclosure: Harvest Realty Development, Inc represents both of the sublessor and sublessee in the proposed transaction. Upon mutual execution and delivery of the sublease, sublessor shall pay a brokerage fee of the total Rent consideration to Harvest Realty Development per separate agreement. The sublessor and sublessee acknowledge that Harvest Realty Development (“Broker”) and/or its agents are acting as a dual agent in this transaction and represent both sublessor and sublessee in connection with the negotiation and execution of this sublease. By execution of this sublease each acknowledge and consent to such dual representation and confirm that they have been informed of the potential conflicts of interest that may arise from such representation. Broker shall not disclose to either Party any confidential information obtained from the other Party without prior written consent, including but not limited to willingness to accept different rental terms, financial information, or negotiating strategies, except as required by law. Each Party understands that in a dual agency relationship, Broker cannot exclusively advocate for the interests of one Party to the detriment of the other and agrees that Broker shall not be liable for any alleged conflict of interest arising solely from such dual representation. The Parties are advised that they may seek independent legal counsel regarding this transaction. The Parties acknowledge that although the representatives are affiliated with the same Brokerage Firm, each representative owes fiduciary duties solely to their respective client. Brokerage Firm has established internal policies to prevent the disclosure of confidential information between its representatives, including without limitation information barriers and confidentiality protocols. Each Party consents to such representation structure and waives any conflict of interest claim arising solely from the Brokerage Firm representing both Parties through separate agents. The Parties acknowledge that they have had the opportunity to consult independent legal counsel. Sublessor and Sublessee agree that Broker and Brokerage Firm shall not be responsible for any representations or warranties not expressly set forth in this sublease. Broker has not conducted independent inspections of the Premises nor verified financial or legal information provided by either Party, and each Party relies solely upon its own investigation and due diligence. In no event shall Broker be liable for consequential, incidental, or special damages arising out of this transaction. 26. Sublessee shall fully comply with master leasing agreement (Exhibit A) as lessee. Sublessor shall Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A INITIALS © 2019 AIR CRE. All Rights Reserved. ASL - 1.00, Revised 10 - 22 - 2020 INITIALS Last Edited: 4/3/2026 12:19 PM Page 2 of 4

have the right in place of lessor. 27. Failure to pay rent by due date shall constitute a Default. Other than the first month, rent shall be paid minimum 3 business days before the end of previous month. A amount of 18% of the late amount plus 25% annual interests (or the highest rate allowed by the law, whichever is lower) shall be applied as late charge plus If rent is not received by Sublessor 10 days after due date, the Sublessor has the right to cease access of Sublessee. If rent is not received 30 days after due date, the Sublessor shall have the right to liquidate products remain in the premises until the amount of rent and late charge due is fully satisfied. 28. Sublessor (iPower Inc.) shall be named as additional insured. 29. If Sublessee remains in possession after lease term expiration: Rent shall increase to 200% of the last monthly rent. 30. This lease automatically terminated if master lessor does not approve the sublessee after 30 days. 31. Security Deposit Return and Move - Out Inspection: a. Independent Obligation of Sublessor Sublessor’s obligation to return the Security Deposit shall not be contingent upon Sublessor’s recovery of any security deposit or other funds from the Master Landlord under the Master Lease. b. Return of Security Deposit Provided that Sublessee has fully performed all obligations under this Sublease and has vacated and surrendered the Premises in accordance with the terms of this Sublease, Sublessor shall return the Security Deposit to Sublessee within thirty (30) days after the expiration or earlier termination of the Term and Sublessee’s surrender of the Premises, less any amounts reasonably necessary to remedy Sublessee’s defaults. c. Permitted Deductions Sublessor may deduct from the Security Deposit any amounts reasonably necessary to cover, including but not limited to: - Unpaid Rent or other charges due under the Sublease - Costs to repair damages to the Premises beyond ordinary wear and tear - Costs to remedy any default by Sublessee - Legal fees or enforcement costs incurred due to Sublessee’s breach d. Pre - Termination Inspection A joint inspection of the Premises may be conducted within five (5) days prior to the expiration of the Term or prior to Sublessee’s surrender of the Premises to identify any damages, repairs, or restoration items. e. Damage Confirmation and Repair Estimate If deductions from the Security Deposit are necessary, Sublessor shall provide Sublessee with a Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A INITIALS © 2019 AIR CRE. All Rights Reserved. ASL - 1.00, Revised 10 - 22 - 2020 INITIALS Last Edited: 4/3/2026 12:19 PM Page 3 of 4

written itemized statement of damages and a repair cost estimate or invoice confirming the basis of such deductions at the time the Security Deposit (or remaining balance) is returned. - - End. Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A INITIALS © 2019 AIR CRE. All Rights Reserved. ASL - 1.00, Revised 10 - 22 - 2020 INITIALS Last Edited: 4/3/2026 12:19 PM Page 4 of 4

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP (As required by the Civil Code) When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction. SELLER'S AGENT A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following aﬃrmative obligations: To the Seller: A ﬁduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Seller. To the Buyer and the Seller: (a) Diligent exercise of reasonable skill and care in performance of the agent's duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties. An agent is not obligated to reveal to either party any conﬁdential information obtained from the other party that does not involve the aﬃrmative duties set forth above. BUYER'S AGENT A Buyer's agent can, with a Buyer's consent, agree to act as agent for the Buyer only. This includes a Buyer's agent under a buyer - broker representation agreement with the Buyer. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following aﬃrmative obligations: To the Buyer: A ﬁduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Buyer. To the Buyer and the Seller: (a) Diligent exercise of reasonable skill and care in performance of the agent's duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties. An agent is not obligated to reveal to either party any conﬁdential information obtained from the other party that does not involve the aﬃrmative duties set forth above. AGENT REPRESENTING BOTH SELLER AND BUYER A real estate agent, either acting directly or through one or more salesperson and broker associates, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. In a dual agency situation, the agent has the following aﬃrmative obligations to both the Seller and the Buyer: (a) A ﬁduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer. (b) Other duties to the Seller and the Buyer as stated above in their respective sections. In representing both Seller and Buyer, a dual agent may not, without the express permission of the respective party, disclose to the other party conﬁdential information, including, but not limited to, facts relating to either the Buyer's or Seller's ﬁnancial position, motivations, bargaining position, or other personal information that may impact price, including the Seller's willingness to accept a price less than the listing price or the Buyer's willingness to pay a price greater than the price oﬀered. SELLER AND BUYER RESPONSIBILITIES Either the purchase agreement or a separate document will contain a conﬁrmation of which agent is representing you and whether that agent is representing you exclusively in the transaction or acting as a dual agent. Please pay attention to that conﬁrmation to make sure it accurately reﬂects your understanding of your agent's role. The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect their own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualiﬁed to advise about real estate. If legal or tax advice is desired, consult a competent professional. If you are a Buyer, you have the duty to exercise reasonable care to protect yourself, including as to those facts about the property which are known to you or within your diligent attention and observation. Both Sellers and Buyers should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change. Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your speciﬁc transaction. This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on page 2. Read it carefully. I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CIVIL CODE PRINTED ON THE BACK (OR A SEPARATE PAGE). Sub Lessor Buyer Seller Lessee iPower Inc. Date: Buyer Seller Lessor Dezheng Logistics Inc., a California Sub Lessee Corporation Date: Agent: Harvest Realty Development Inc DRE Lic. #: 01964500 Real Estate Broker (Firm) Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A 2026/4/4 INITIALS © 2019 AIR CRE. All Rights Reserved. AD - 3.11, Revised 12 - 31 - 2024 INITIALS Last Edited: 4/3/2026 12:19 PM Page 1 of 4

________ By: Qunsen Wang DRE Lic. #: 02144840 Date: (Salesperson or Broker - Associate) THIS FORM HAS BEEN PREPARED BY AIR CRE. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF THIS FORM FOR ANY SPECIFIC TRANSACTION. PLEASE SEEK LEGAL COUNSEL AS TO THE APPROPRIATENESS OF THIS FORM. AIR CRE * https://www.aircre.com * 213 - 687 - 8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A 2026/4/4 INITIALS © 2019 AIR CRE. All Rights Reserved. AD - 3.11, Revised 12 - 31 - 2024 INITIALS Last Edited: 4/3/2026 12:19 PM Page 2 of 4

Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP CIVIL CODE SECTIONS 2079.13 THROUGH 2079.24 (2079.16 APPEARS ON THE FRONT) 2079 . 13 . As used in this section and Sections 2079 . 7 and 2079 . 14 to 2079 . 24 , inclusive, the following terms have the following meanings : (a) “Agent” means a person acting under provisions of Title 9 (commencing with Section 2295 ) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130 ) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an oﬀer to purchase is obtained . The agent in the real property transaction bears responsibility for that agent's salespersons or broker associates who perform as agents of the agent . When a salesperson or broker associate owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the salesperson or broker associate functions . (b) “Buyer” means a transferee in a real property transaction, and includes a person who executes an oﬀer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction . “Buyer” includes vendee or lessee of real property . (c) “Commercial real property” means all real property in the state, except (1) single - family residential real property, (2) dwelling units made subject to Chapter 2 (commencing with Section 1940 ) of Title 5 , (3) a mobile home, as deﬁned in Section 798 . 3 , (4) vacant land, or (5) a recreational vehicle, as deﬁned in Section 799 . 29 . (d) “Dual agent” means an agent acting, either directly or through a salesperson or broker associate, as agent for both the seller and the buyer in a real property transaction . (e) “Listing agreement” means a written contract between a seller of real property and an agent, by which the agent has been authorized to sell the real property or to ﬁnd or obtain a buyer, including rendering other services for which a real estate license is required to the seller pursuant to the terms of the agreement . (f) “Seller's agent” means a person who has obtained a listing of real property to act as an agent for compensation . (g) “Listing price” is the amount expressed in dollars speciﬁed in the listing for which the seller is willing to sell the real property through the seller's agent . (h) “Oﬀering price” is the amount expressed in dollars speciﬁed in an oﬀer to purchase for which the buyer is willing to buy the real property . (i) “Oﬀer to purchase” means a written contract executed by a buyer acting through a buyer's agent that becomes the contract for the sale of the real property upon acceptance by the seller . (j) “Real property” means any estate speciﬁed by subdivision (1) or (2) of Section 76 1 in property, and includes (1) single - family residential property, (2) multi - unit residential property with more than four dwelling units, (3) commercial real property, (4) vacant land, (5) a ground lease coupled with improvements, or (6) a manufactured home as deﬁned in Section 1800 7 of the Health and Safety Code, or a mobile home as deﬁned in Section 1800 8 of the Health and Safety Code, when oﬀered for sale or sold through an agent pursuant to the authority contained in Section 10131 . 6 of the Business and Professions Code . (k) “Real property transaction” means a transaction for the sale of real property in which an agent is retained by a buyer, seller, or both a buyer and seller to act in that transaction, and includes a listing or an oﬀer to purchase . (l) “Single - family residential property” or “single - family residential real property” means any of the following : (1) Real property improved with one to four dwelling units, including a leasehold exceeding one year's duration . (2) A unit in a residential stock cooperative, condominium, or planned unit development . (3) A mobilehome or manufactured home when oﬀered for sale or sold through a real estate broker pursuant to Section 10131 . 6 of the Business and Professions Code . (m) “Sell,” “sale,” or “sold” refers to a transaction for the transfer of real property from the seller to the buyer and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985 , and transactions for the creation of a leasehold exceeding one year's duration . (n) “Seller” means the transferor in a real property transaction and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an oﬀer to purchase real property of which they are the owner from an agent on behalf of another . “Seller” includes both a vendor and a lessor of real property . (o) “Buyer's agent” means an agent who represents a buyer in a real property transaction . (p) “buyer - broker representation agreement” means a written contract between a buyer of real property and a buyer's agent by which the buyer's agent has been authorized by the buyer to provide services set forth in subdivision (a) of Section 1013 1 of the Business and Professions Code for or on behalf of the buyer for which a real estate license is required pursuant to the terms of the contract . 2079 . 14 . (a) A copy of the disclosure form speciﬁed in Section 2079 . 16 shall be provided in a real property transaction as follows : (1) The seller's agent, if any, shall provide the disclosure form to the seller before entering into the listing agreement . (2) The buyer's agent shall provide the disclosure form to the buyer as soon as practicable before execution of a buyer - broker representation agreement and execution of the buyer's oﬀer to purchase . If the oﬀer to purchase is not prepared by the buyer's agent, the buyer's agent shall present the disclosure form to the buyer not later than the next business day after receiving the oﬀer to purchase from the buyer . (b) The agent providing the disclosure form speciﬁed in Section 2079 . 16 shall obtain a signed acknowledgment of receipt from the buyer or seller except as provided in Section 2079 . 15 . 2079 . 15 . In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to Section 2079 . 14 , the agent shall set forth, sign, and date a written declaration of the facts of the refusal . 2079 . 16 Reproduced on Page 1 of this AD form . 2079 . 17 (a) As soon as practicable, the buyer's agent shall disclose to the buyer and seller whether the agent is acting in the real property transaction as the buyer's agent, or as a dual agent representing both the buyer and the seller . This relationship shall be conﬁrmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the buyer's agent prior to or coincident with execution of that contract by the buyer and the seller, respectively . (b) As soon as practicable, the seller's agent shall disclose to the seller whether the seller's agent is acting in the real property transaction as the seller's agent, or as a dual agent representing both the buyer and seller . This relationship shall be conﬁrmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the seller's agent prior to or coincident with the execution of that contract by the seller . (C) CONFIRMATION : The following agency relationships are confirmed for this transaction . Seller's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number Is the broker of (check one): ☐ the seller; or ☐ both the buyer and seller. (dual agent) Seller's Agent DO NOT COMPLETE, SAMPLE ONLY License Number Is (check one): ☐ the Seller's Agent. (salesperson or broker associate); or ☐ both the Buyer's Agent and the Seller's Agent. (dual agent) Buyer's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number Is the broker of (check one): ☐ the buyer; or ☐ both the buyer and seller. (dual agent) Buyer's Agent DO NOT COMPLETE, SAMPLE ONLY License Number Is (check one): ☐ the Buyer's Agent. (salesperson or broker associate); or ☐ both the Buyer's Agent and the Seller's Agent. (dual agent) (d) The disclosures and conﬁrmation required by this section shall be in addition to the disclosure required by Section 2079.14. An agent's duty to provide disclosure and conﬁrmation of representation in this section may be performed by a real estate salesperson or broker associate aﬃliated with that broker. 2079.18 (Repealed pursuant to AB - 1289, 2017 - 18 California Legislative session) 2079 . 19 The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer . A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any INITIALS © 2019 AIR CRE. All Rights Reserved. AD - 3.11, Revised 12 - 31 - 2024 INITIALS Last Edited: 4/3/2026 12:19 PM Page 3 of 4

Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship. 2079.20 Nothing in this article prevents an agent from selecting, as a condition of the agent's employment, a speciﬁc form of agency relationship not speciﬁcally prohibited by this article if the requirements of Section 2079.14 and Section 2079.17 are complied with. 2079.21 (a) A dual agent may not, without the express permission of the seller, disclose to the buyer any conﬁdential information obtained from the seller. (b) A dual agent may not, without the express permission of the buyer, disclose to the seller any conﬁdential information obtained from the buyer. (c) “Conﬁdential information” means facts relating to the client's ﬁnancial position, motivations, bargaining position, or other personal information that may impact price, such as the seller is willing to accept a price less than the listing price or the buyer is willing to pay a price greater than the price oﬀered. (d) This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to conﬁdential information other than price. 2079.22 Nothing in this article precludes a seller's agent from also being a buyer's agent. If a seller or buyer in a transaction chooses to not be represented by an agent, that does not, of itself, make that agent a dual agent. 2079.23 (a) A contract between the principal and agent may be modiﬁed or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship. (b) A lender or an auction company retained by a lender to control aspects of a transaction of real property subject to this part, including validating the sales price, shall not require, as a condition of receiving the lender's approval of the transaction, the homeowner or listing agent to defend or indemnify the lender or auction company from any liability alleged to result from the actions of the lender or auction company. Any clause, provision, covenant, or agreement purporting to impose an obligation to defend or indemnify a lender or an auction company in violation of this subdivision is against public policy, void, and unenforceable. 2079.24 Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a ﬁduciary duty or a duty of disclosure. INITIALS © 2019 AIR CRE. All Rights Reserved. AD - 3.11, Revised 12 - 31 - 2024 INITIALS Last Edited: 4/3/2026 12:19 PM Page 4 of 4

GUARANTY OF SUB LEASE WHEREAS Dezheng Logistics Inc (" Sub Lessee ") desires to lease from iPower Inc (" Sub Lessor ") the premises commonly known as (street address, city, state, zip) 8798 9th Street, Rancho Cucamonga, CA91730 (" Premises ") pursuant to a lease dated for reference purposes only as of April 2,2026 (" Lease "). WHEREAS, as a material inducement to and in consideration of Lessor executing the Lease, Lessor requires Sixiao Liang (" Guarantor ") to execute this Guaranty of Lease (" Guaranty "); Guarantor desires Lessee to consummate the Lease. Accordingly, contemporaneous with execution of the Lease, Guarantor is executing this Guaranty to induce Lessor to execute the Lease with Lessee. NOW THEREFORE, Guarantor hereby unconditionally and irrevocably guarantees and promises to perform and be liable for any and all obligations and liabilities of Lessee under the Lease, including, but not limited to, payment of all rents and all other sums payable by Lessee under the Lease and performance by Lessee of each and every one of the terms, conditions and covenants to be kept and performed by Lessee under the Lease. Guarantor hereby agrees that, without the consent of, or notice to, Guarantor and without aﬀecting or in any way releasing Guarantor's obligations under this Guaranty: (i) Lessor and Lessee may, by agreement or course of conduct, amend, extend, renew or otherwise alter any term, covenant or condition of the Lease, or the Lease may be assigned by Lessor or Lessee (and their successors and assigns) and this Guaranty shall guarantee all obligations of Lessee under the Lease as so amended, extended, renewed, altered or assigned; (ii) Lessor may release, change or add a party to the Lease and/or a guarantor of the Lease; (iii) Lessor may exercise, not exercise, delay exercising, impair, modify, limit, terminate or suspend any of Lessor's rights or remedies under the Lease or this Guaranty; and (iv) Lessor may permit all or any part of the Premises to be subleased, or the Lease to be assigned, assumed, transferred, mortgaged or encumbered. Guarantor hereby agrees that no notice of nonperformance or default by Lessee or by another guarantor need be given to Guarantor. This Guaranty is a continuing and irrevocable guarantee. Guarantor waives the beneﬁt of any law allowing Guarantor to revoke this Guaranty. No provision of this Guaranty or rights of Lessor hereunder may be waived, nor may any Guarantor be released from any obligation under this Guaranty except by a writing duly executed by Lessor. Guarantor hereby waives and agrees not to assert or take advantage of any right or defense based on: (i) notice of acceptance of this Guaranty; (ii) demands (including demands for payment or performance), presentation and protest; (iii) any statute of limitations; (iv) requiring Lessor to proceed against Lessee, any Guarantor or other guarantor or any other person (as herein deﬁned) liable to Lessor, or to proceed against these persons in any order; (v) requiring Lessor to apply any security deposit or other security; (vi) requiring Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantor; (vii) any right of subrogation that Guarantor may have against Lessee or other guarantors; (viii) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Lessee, any guarantor or any other person; (ix) any right or defense arising by reason of the absence, impairment, modiﬁcation, limitation, destruction or cessation (in bankruptcy, by an election of remedies, or otherwise) of the liability of Lessee, of the subrogation rights of Guarantor, or of the rights of Guarantor to proceed against Lessee for reimbursement; (x) limiting Guarantor's obligations to not exceed Lessee's obligations; and (xi) notices (including notices of adverse change in the ﬁnancial status of Lessee or other facts that increase the risk to Guarantor). The obligations of Guarantor under this Guaranty shall not be altered, limited or aﬀected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization or liquidation of Lessee, Guarantor, any other guarantor, or by any defense that Lessee, Guarantor or any other guarantor may have by reason of any order, decree, or decision of any court or administrative body resulting from any such proceeding. Guarantor subordinates any and all existing or future indebtedness of Lessee to Guarantor to Lessee's obligations owed to Lessor under the Lease. Any recovery by Lessor from any other guarantor or insurer shall ﬁrst be credited to the portion of Lessee's indebtedness to Lessor which exceeds the maximum liability of Guarantor under this Guaranty. If a person comprising Guarantor is married, such Guarantor expressly agrees that recourse may be had against such Guarantor's separate or community property. Guarantor shall, upon ten (10) days' prior written notice from Lessor, provide Lessor with Guarantor's ﬁnancial statements for the current year and tax returns for the three (3) preceding years and, if such is the normal practice of Guarantor, such statements shall be prepared in accordance with generally accepted accounting principles and audited by an independent certiﬁed public accountant. Lessor shall maintain Guarantor's ﬁnancial statements and tax returns in conﬁdence but shall be permitted to disclose Guarantor's ﬁnancial statements and tax returns to prospective lenders, purchasers or others for a bona ﬁde business purpose. Guarantor shall, upon ten (10) days' prior written notice from Lessor, in writing reaﬃrm that this Guaranty remains and continues in full force and eﬀect, that no event has occurred that would invalidate the Guaranty or excuse Guarantor's obligations or performance under the Guaranty, and that the Guaranty applies to the Lease, as amended, extended, renewed, altered or assigned. Guarantor shall, upon ten (10) days' prior written notice from Lessor, execute such other and further documents and do such further acts as may be reasonably necessary or required by Lessor to eﬀectuate the intent of the parties and carry out the terms of this Guaranty. Guarantor agrees that any suit, action or proceeding arising directly or indirectly from the Guaranty or the Lease shall be litigated only in courts located within the county and state in which the Premises is located. Guarantor irrevocably consents to the jurisdiction of any local, state or federal court located within the county and state in which the Premises is located, and waives and agrees not to assert by way of motion, defense or otherwise in any suit, action, or proceeding any claim that Guarantor is not personally subject to the jurisdiction of the above - named courts, that such suit, action, or proceeding is brought in an inconvenient forum, or that the venue of such action, suit, or proceeding is improper. Each person which comprises Guarantor consents to service of process by a nationally recognized overnight courier service (such as Federal Express) at either the Premises or at the Guarantor's address for notices set forth below, and shall be deemed served and received three (3) business days after deposit with the overnight mail service. Guarantor irrevocably waives and agrees not to plead or claim in any action or proceeding that such service of process was in any way invalid or ineﬀective. Lessor reserves the right to serve process in any other manner permitted by law. Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A INITIALS © 2022 AIR CRE. All Rights Reserved. GR - 4.00, Revised 10 - 13 - 2022 INITIALS Last Edited: 4/3/2026 12:19 PM Page 1 of 2

________ ________ Docusign Envelope ID: 1643C476 - A080 - 8CBA - 802C - 1B598B92CA0A This Guaranty shall be governed by the laws of the state in which the Premises is located and, for purposes of conﬂicts of law, Guarantor shall be treated as if resident of or domiciled in such state. Guarantor waives the right to a jury trial of any cause of action, claim, counterclaim or cross - complaint in any action, proceeding or other hearing brought against Guarantor. If and to the extent the Lease requires Lessor and Lessee to arbitrate any disputes, then Guarantor also agrees to arbitrate such disputes in the same arbitration to the extent related to the Guaranty and upon the same terms and conditions provided in the Lease. If Lessor brings an action or proceeding against Guarantor to enforce this Guaranty, the Prevailing Party (as hereafter deﬁned) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, the party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. This Guaranty constitutes the entire agreement between Guarantor and Lessor with respect to the subject matter of this Guaranty and supersedes all prior agreements, understandings, negotiations, representations and discussions, whether verbal or written, of the parties, pertaining to such subject matter. Guarantor is not relying on any representations, warranties or inducements from Lessor that are not expressly stated in this Guaranty. If any provision of this Guaranty is determined to be illegal or unenforceable, all other provisions hereof shall nevertheless be eﬀective. The waiver or failure to enforce any provision of this Guaranty shall not operate as a waiver of any other breach of such provision or any other provisions of this Guaranty, nor shall any single or partial exercise of any right, power or privilege preclude any other or further such exercise or the exercise of any other right, power or privilege. Time is strictly of the essence under this Guaranty and any amendment, modiﬁcation or revision of this Guaranty. Each person executing this Guaranty represents and warrants to Lessor that (i) each individual executing this Guaranty has the legal power, right, and actual authority to bind Guarantor; (ii) Guarantor has the legal right, power and authority to enter into and perform this Guaranty; (iii) all requisite action by or on behalf of a corporation, limited liability company, partnership (general or limited), trust or other legal entity ("entity") has been taken for this Guaranty to be duly authorized by such entity or Guarantor; (vi) no consent of any partner, shareholder, member, creditor, investor, government, judicial or administrative body or other party is required in connection with Guarantor executing this Guaranty; (v) this Guaranty is a valid and legally binding obligation of Guarantor; (vi) the execution and delivery of this Guaranty does not conﬂict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement or other agreements or instruments to which Guarantor is a party or by which Guarantor is bound; and (vi) Guarantor will derive a substantial and material economic beneﬁt from Lessor's execution of the Lease. If Guarantor is an entity, Guarantor shall, concurrently with the execution of this Guaranty (or upon ten (10) days' prior written notice from Lessor), deliver to Lessor a certiﬁed copy of a resolution or other documentation evidencing that such entity is authorized or ratiﬁes the entity's execution of this Guaranty. The term "person" as used in this Guaranty shall include an individual and/or an entity. If more than one (1) person comprises Guarantor, the obligations of such persons shall be joint and several. The unenforceability of this Guaranty or Lessor's election not to enforce this Guaranty against one (1) or more persons shall not aﬀect the obligations of the remaining persons which comprise Guarantor or the enforceability of this Guaranty against such remaining persons. Any notice, request, demand, instruction or other communication to be given to Guarantor under this Guaranty shall be in writing and shall be delivered at either the Premises or the address set forth beneath the Guarantor's signature below, or to such other place as Guarantor may from time to time in writing designate by at least ﬁfteen (15) days' notice to Lessor. When the context and construction so requires, all words used in the singular in this Guaranty shall be deemed to have been used in the plural. The term "Lessee" as used in this Guaranty shall mean the Lessee named in the Lease, any assignee of Lessee's interest under the Lease and their respective successors and assigns. The term "Lessor" as used in this Guaranty shall mean the Lessor named in the Lease, any assignee of Lessor, whether by outright assignment, assignment for security or otherwise. Lessor may without Guarantor's consent assign this Guaranty, voluntarily or by operation of law. This Guaranty applies to, inures to the beneﬁt of, and binds all persons that comprise Guarantor, their heirs, devisees, legatees, executors, administrators, representatives, successors and assigns. Signatures to this Guaranty accomplished by means of electronic signature or similar technology shall be legal and binding. This Guaranty may be executed in counterparts. Guarantor is advised to seek advice of legal counsel before signing this Guaranty. Guarantor acknowledges that AIR CRE, the real estate brokers or their agents or employees have not made any representation or statement as to the legal suﬃciency or eﬀect or tax consequences of this Guaranty or the Lease. GUARANTOR Sixiao Liang Executed At: On: 2026/4/4 By: By: Name Printed: Title: Address: Email Address: AIR CRE * https://www.aircre.com * 213 - 687 - 8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. Name Printed: Sixiao Liang Title: CEO Address: Email Address: lance@dezhengguoji.com INITIALS © 2022 AIR CRE. All Rights Reserved. GR - 4.00, Revised 10 - 13 - 2022 INITIALS Last Edited: 4/3/2026 12:19 PM Page 2 of 2